UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2025

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 2, 2025, Abri Advisors Ltd., a holder of warrants to purchase shares of common stock of Mangoceuticals, Inc. (the “Company”), exercised warrants to purchase 93,731 shares of common stock via a cashless exercise, surrendering 200,912 shares of common stock valued at an aggregate of $1.50 per share, to pay the aggregate exercise price of the exercised warrants ($1.50 per share or $140,597 in aggregate), and was issued 93,731 net shares of common stock.

On June 2, 2025, Clover Crest Bahamas Ltd., a holder of warrants to purchase shares of common stock of the Company, exercised warrants to purchase 131,250 shares of common stock via a cashless exercise, surrendering 281,250 shares of common stock valued at an aggregate of $1.50 per share to pay the aggregate exercise price of the exercised warrants ($1.50 per share or $196,875 in aggregate), and was issued 131,250 net shares of common stock.

We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) for such issuances of common stock upon the cashless exercise of the warrants, as the securities were exchanged by us with our existing security holders in transactions where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchanges.

On June 9, 2025, Indigo Capital LP, a holder of warrants to purchase shares of common stock of the Company, exercised warrants to purchase 100,000 shares of common stock in consideration for $150,000 ($1.50 per share), and was issued 100,000 shares of common stock

.

We claim an exemption from registration for the issuance of the shares pursuant to Section 4(a)(2)of the Securities Act, since the offer and sale of such shares did not involve a public offering.

The resale of the shares of common stock issuable upon exercise of the warrants discussed above has been registered by the Company under the Securities Act, on a registration statement declared effective by the Securities and Exchange Commission.

On June 5, 2025, a holder of the Company’s Series B Convertible Preferred Stock converted 100 shares of Series B Convertible Preferred Stock (with an aggregate stated value of $110,000) into 73,333 shares of common stock of the Company pursuant to the terms of such Series B Convertible Preferred Stock, including the current conversion price of $1.50 per share.

We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act for such issuance of common stock, as the securities were exchanged by us with our existing security holder in transactions where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

The resale of the shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock discussed above has been registered by the Company under the Securities Act, on a registration statement declared effective by the Securities and Exchange Commission.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 11, 2024, on April 5, 2024, the Company entered into an Equity Purchase Agreement (the “ELOC”) with Platinum Point Capital (the “Purchaser”) pursuant to which the Purchaser committed to purchase up to $25,000,000 of the Company’s common stock pursuant to the terms of the ELOC.

Pursuant to the ELOC, the Company, subject to certain conditions, is able to direct the Purchaser to purchase shares of the Company’s common stock (the “Advance Shares”) in a maximum amount of one hundred percent (100%) of the average daily trading volume over the five trading days preceding the applicable advance date. At any time and from time to time during the 2-year term of the ELOC (the “Commitment Period”), the Company may deliver a notice to Purchaser (the “Advance Notice”) and shall deliver the Advance Shares to Purchaser via DWAC on the next trading day. The purchase price (the “Purchase Price”) for the Advance Shares shall equal 90.0% of the gross proceeds received by the Purchaser for the resale of the Advance Shares during the three consecutive trading days immediately following the date an Advance Notice is delivered (the “Valuation Period”). The closing of an Advance Notice shall occur within two trading days following the end of the respective Valuation Period, whereby the Purchaser shall deliver the purchase price for the shares (the Purchase Price, less clearing costs and transfer agent fees) to the Company by wire transfer of immediately available funds.

On June 5, 2025, the Company delivered an Advance Notice to the Purchaser and sold the Purchaser 100,000 shares of common stock pursuant to the terms of the ELOC for $1.9319 per share for a total of $193,190, net of fees, discounts and expenses.

The issuance of the shares of common stock discussed above was exempt from registration pursuant to an exemption from registration provided by, Section 4(a)(2), and/or Rule 506 of Regulation D of the Securities Act, since the foregoing issuance did not involve a public offering, the recipient took the securities for investment and not resale, we took appropriate measures to restrict transfer, and the recipient was an “accredited investor”. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The resale of the shares of common stock issuable pursuant to the ELOC has been registered by the Company under the Securities Act, on a registration statement declared effective by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: June 10, 2025	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer